UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2005

REMEC, INC.

(Exact name of registrant as specified in its charter)

1-16541

(Commission File Number)

California	95-3814301
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3790 Via de la Valle, San Diego, CA 92014

(Address of principal executive offices, with zip code)

(858) 505-3713

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No.1 on Form 8-K/A hereby amends Item 4.01 of the Current Report on Form 8-K (the “Form 8-K”) filed on February 22, 2005 by REMEC, Inc. (the “Company”) to correct references to the financial statement dates covered by the Form 8-K.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 18, 2005 Squar Milner Reehl Williamson LLP (“Squar Milner”) was appointed as the independent auditor for the Profit Sharing 401(k) Plan (the “Plan”) of the Company for the plan year ended December 31, 2004, replacing Ernst & Young LLP (“Ernst & Young”).

This action dismisses Ernst & Young as the Plan’s independent auditors for the Plan for the year ended December 31, 2004.

The decision to change auditors was approved by the audit committee of the Company’s Board of Directors on February 18, 2005.

During the Plan’s two years ended December 31, 2002 and December 31, 2003 and from January 1, 2004 through February 18, 2005, with respect to the Plan there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its report with respect to the financial statements of the Plan.

During the Plan’s two years ended December 31, 2002 and December 31, 2003 and from January 1, 2004 through February 18, 2005, there were no “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to the Plan.

During the Plan’s two years ended December 31, 2002 and December 31, 2003 and from January 1, 2004 through February 18, 2005, the Plan (or those responsible for the Plan’s accounting and reporting) did not consult with Squar Milner with respect to the Plan regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements, (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as such term is described in Item 304(a)(1)(v) of Regulation S-K), or (iii) any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has furnished a copy of this Report to Ernst & Young and requested that Ernst & Young furnish a letter addressed to the Commission stating whether it agrees with the statements made herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The letter from Ernst & Young is attached hereto as Exhibit 16.3.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

16.4 Letter of Ernst & Young LLP, dated February 23, 2005, regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMEC, INC.

Date: February 23, 2005	By:	/s/ Donald J. Wilkins
Donald J. Wilkins
Senior Vice President, General Counsel and Secretary